                    CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 38 to Registration Statement File No. 2-74667 on Form N-4 (the "Registration Statement") of (1) our report dated March 9, 2004 relating to the financial statements of Separate Account No. 301 of The Equitable Life Assurance Society of the United States for the year ended December 31, 2003, and (2) our report dated March 9, 2004 relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States for the year ended December 31, 2003. We also consent to the reference to us under the headings "About our independent auditors" in the Prospectus and "Custodian and Independent Auditors," in the Statement of Additional Information.


/s/ PricewaterhouseCoopers LLP
------------------------------


New York, New York
April 23, 2004